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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 29, 2002
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                       125 South Dakota Avenue, Suite 1100
                         Sioux Falls, South Dakota 57104
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                    (Address of Principal Executive Offices)

                                 (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.   OTHER EVENTS

     On January 29, 2002, NorthWestern Corporation (the "Company") issued a press release announcing that the Montana Public Service Commission (the "Commission") unanimously approved the Company's pending acquisition of The Montana Power Company's energy transmission and distribution business. The Commission's formal order is expected on January 31, 2002. In addition, subsequent to the issuance of the Company's press release, the Federal Trade Commission granted the Company's request for early termination under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, effective January 29, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release, dated January 29, 2002, announcing such event. The description herein of such press release is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

Exhibit
Number                            Description
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99.1 *     Press Release of NorthWestern Corporation, dated
           January 29, 2002

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* Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 29, 2002

                                       NORTHWESTERN CORPORATION

                                       By: /s/ Kipp D. Orme
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                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
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99.1 *     Press Release of NorthWestern Corporation, dated
           January 29, 2002

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* Filed herewith